                                                                Exhibit 16

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That the undersigned,  IVY FUND
(hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER,
DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the
Securities Act of 1933 and/or the Investment Company Act of 1940, as
amended, and any rules, regulations, orders or other requirements of the
United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the
Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any
Registration Statement and to any amendment or supplement to the
Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940,
as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  January 21, 2003                 /s/Henry J. Herrmann
                                       --------------------------
                                       Henry J. Herrmann, President

/s/Keith A. Tucker          Chairman of the Board       January 21, 2003
-------------------                                     -----------------
Keith A. Tucker

/s/Henry J. Herrmann        President and Director      January 21, 2003
--------------------                                    -----------------
Henry J. Herrmann

/s/Theodore W. Howard       Vice President and          January 21, 2003
--------------------        Assistant Treasurer         -----------------
Theodore W. Howard

/s/Jarold W. Boettcher      Director                    January 21, 2003
--------------------                                    -----------------
Jarold W. Boettcher

/s/James D. Gressett        Director                    January 21, 2003
--------------------                                    -----------------
James D. Gressett

/s/Joseph Harroz, Jr.       Director                    January 21, 2003
--------------------                                    -----------------
Joseph Harroz, Jr.

/s/Glendon E. Johnson, Jr.  Director                    January 21, 2003
--------------------                                    -----------------
Glendon E. Johnson, Jr.

/s/Eleanor B. Schwartz      Director                    January 21, 2003
--------------------                                    -----------------
Eleanor B. Schwartz

/s/Michael G. Smith         Director                    January 21, 2003
--------------------                                    -----------------
Michael G. Smith

/s/Edward M. Tighe          Director                    January 21, 2003
--------------------                                    -----------------
Edward M. Tighe

Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary